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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 5, 2008 (February 18, 2008)

Genesis Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-33073	20-2775009
(State or other Jurisdiction of	(Commission File No.)	(IRS Employer
Incorporation)		Identification No.)

15849 N. 71st Street, Suite 226
Scottsdale, Arizona 85254-2179
(Address of Registrant's Principal Executive Offices) (Zip Code)

(480) 281-1494
(Registrant's telephone number, including area code)

1525 Clover Hill Road, Mansfield, Texas 76063
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Items in Form 8-K

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Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Genesis Holdings, Inc. (the “Company”) hereby incorporates by reference its response in Item 2.01 in response to Item 1.01.

Item 2.01.	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On February 18, 2008, the Company entered into a share exchange with BioAuthorize, Inc., a Colorado corporation (“BioAuthorize”), whereby BioAuthorize has become a wholly-owned subsidiary of the Company. Under the provisions of the Share Exchange Agreement (the “Agreement”) dated February 18, 2008, the Company issued 20,000,000 shares of its common stock in exchange for all of the outstanding capital stock of BioAuthorize, and the five (5) former BioAuthorize shareholders now own 80% of the outstanding shares of the Company’s common stock on a fully diluted basis. The BioAuthorize shareholders who received shares of the Company’s common stock in the share exchange are Yada Schneider, G. Neil Van Wie, Gerald B. Van Wie, Soliton, LLC and Members Only Financial, Inc. There are no agreements among the former BioAuthorize shareholders regarding their holdings of the Company’s common stock. Yada Schneider, G. Neil Van Wie and Gerald B. Van Wie, the directors and officers of BioAuthorize, received 60.54% of the outstanding shares of the Company’s common stock on a fully diluted basis. The shares of the Company’s common stock were issued to the five (5) accredited investors in reliance upon an exemption from registration afforded under Section 4(2) of the Securities Act of 1933, as amended, for transactions not involving a public offering and in reliance upon exemptions from registration under applicable state securities laws.

Pursuant to other requirements of the share exchange, Jason Pratte has resigned as a director of the Company and as the Chief Executive Officer, Chief Financial officer, President, Secretary and Treasurer of the Company effective February 18, 2008. Yada Schneider was appointed as a director of the Company and as the President and Chief Executive Officer of the Company effective February 18, 2008. In addition, effective February 18, 2008 G. Neil Van Wie was appointed as Vice President and Chief Financial Officer of the Company, and Gerald B. Van Wie was appointed Vice President, Chief Operating Officer and Chief Technical Officer of the Company.

Under a post-closing condition of the share exchange, Larry Don Bankston and Lenny Amado, presently directors of the Company, will resign from the Board of Directors, and G. Neil Van Wie and Gerald B. Van Wie are to be appointed to the Board. Also no later than March 17, 2008, the Company will transfer all interests in its wholly-owned real estate subsidiary, Genesis Land, Inc., to the Bankston Third Family Limited Partnership in exchange for 16,780,226 shares of common stock of the Company owned by the Bankston Third Family Limited Partnership.

The share exchange was intended to qualify as a tax deferred reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and to be accounted for on a purchase basis.  Neither the Company nor any of its affiliates, directors, or officers or any affiliate of any of the Company’s directors or officers had any material relationship with the holders of securities of BioAuthorize at or before the completion of the share exchange.

Item 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

The Company hereby incorporates by reference its response in Item 2.01 in response to Item 3.02.

Item 5.01	CHANGES IN CONTROL OF REGISTRANT

The Company hereby incorporates by reference its response in Item 2.01 in response to Item 5.01.

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Item 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b)	Jason Pratte has resigned as a director of the Company and as the Chief Executive Officer, Chief Financial officer, President, Secretary and Treasurer of the Company effective February 18, 2008.

(c)
Yada Schneider, 37, has been appointed as a director of the Company and as the President and Chief Executive Officer of the Company effective February 18, 2008 pursuant to provisions of the Agreement. He holds no other directorship positions in reporting companies. Mr. Schneider has most recently been a director and President and Chief Executive Officer of BioAuthorize, Inc., positions he continues to hold and receive compensation under his employment agreement. Mr. Schneider has 20 years experience in the high tech industry and 10 yrs experience as CTO of a successful start-up company, Bridge Technology, Inc. He has years of experience designing, implementing, deploying, and supporting diverse technology solutions including artificial intelligence, enterprise business systems, public-key infrastructure, device interface software, embedded systems, web-based solutions, and services based (n-tier) architecture to major corporations including Intel Corporation, Choice Hotels International, GTX Corporation, and Allied Signal Aerospace. He has extensive experience delivering transaction processing solutions including delivery of credit card transaction processing functionality for Choice Hotel’s enterprise application functionality. He also successfully delivered a patented transaction processing system to realize Bridge Technology’s business goals. Mr. Schneider has experience certifying software solutions with VISA and third-party payment processors, including Southern DataCom, PaymentTech, and Vital Processing. In connection with Mr. Schneider’s appointment to the Board and as an officer of the Company, the Company did not enter into or materially amend any plan, contract or arrangement that Mr. Schneider will participate in as a director or officer of the Company. Mr. Schneider will be compensated on the Board in accordance with any existing policies for employee members of the Board and no compensation has been established for his positions as an officer of the Company.

In addition, G. Neil Van Wie, 58, has been appointed as Vice President and Chief Financial Officer of the Company effective February 18, 2008 pursuant to provisions of the Agreement. Mr. Van Wie has most recently been a director, a Vice President and Chief Financial Officer of BioAuthorize, Inc., positions he continues to hold and receive compensation under his employment agreement. From late 2003 through September 2007, he served as controller of Maverick Masonry, Inc., a commercial masonry contractor, responsible for human resources, payroll, financial accounting and reporting. From September 2001 through November 2003 Mr. Van Wie served as the Director of Information Services – Planning & Administration for Pulte Homes, Inc. with responsibilities for the combined IT organizations of Pulte Homes and Del Webb Corporation directly reporting to the Vice President/CIO. G. Neil Van Wie is the father of Gerald B. Van Wie. In connection with Mr. Van Wie’s appointment as an officer of the Company, the Company did not enter into or materially amend any plan, contract or arrangement that Mr. Van Wie will participate in as an officer of the Company. No compensation has been established for his positions as an officer of the Company.

Gerald B. Van Wie, 36, has been appointed Vice President, Chief Operating Officer and Chief Technical Officer of the Company effective February 18, 2008 pursuant to provisions of the Agreement. Mr. Van Wie has most recently been a director, a Vice President and Chief Operating Officer of BioAuthorize, Inc., and he will continue to hold those positions and receive compensation under his employment agreement. From March 1995 until February 2007, Mr. Van Wie worked for Intel Corporation holding various positions during his tenure with Intel. As a Senior Systems Architect/Technical Project Manager he managed several technical teams on various engineering projects of information systems. Following that he was a Technical Product Architect/Operations Manager managing engagements, enhancements and operations for billing systems for Pay-Per-View inter-department billings within Intel. Finally, as a Technical Program Manager he acted as a coach for solution integration of mission critical enterprise information systems. Gerald Van Wie is the son of G. Neil Van Wie. In connection with Mr. Van Wie’s appointment as an officer of the Company, the Company did not enter into or materially amend any plan, contract or arrangement that Mr. Van Wie will participate in as an officer of the Company. No compensation has been established for his positions as an officer of the Company.

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Neither the Company nor any of its subsidiaries has entered into any transactions with Yada Schneider, G. Neil Van Wie or Gerald B. Van Wie described in Item 404(a) of Regulation S-B.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired

(b)	Pro Forma Unaudited Condensed Consolidated Balance Sheet and Statement of Operations

(d)	Exhibits

2.1 Share Exchange Agreement dated February 18, 2008 by and among the Company, BioAuthorize and the BioAuthorize Shareholders list on Exhibit A to the Agreement. (Incorporated by reference to Exhibit 2.1 to the Form 8-K filed by the Company on February 22, 2008.)

2.2 Share Exchange Agreement dated February 18, 2008 by and among the Company, Genesis Land, Inc. and the Bankston Third Family Limited Partnership. (Incorporated by reference to Exhibit 2.2 to the Form 8-K filed by the Company on February 22, 2008.)

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Exhibit 9.01 (a) Financial Statements of Business Acquired

BIOAUTHORIZE, INC.

TABLE OF CONTENTS

Page

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:	F-2
Jewett, Schwartz, Wolfe & Associates

CONSOLIDATED FINANCIAL STATEMENTS:
Balance Sheet at December 31, 2007	F-3

Statements of Operations for the years ended
December 31, 2007 and 2006	F-4
And for period from August 23, 2006 (inception) to December 31, 2007

Statements of Stockholders’ Equity for the years ended
December 31, 2007 and 2006	F-5
And for period from August 23, 2006 (inception) to December 31, 2007

Statements of Cash Flows for the years ended
December 31, 2007 and 2006	F-6
And for period from August 23, 2006 (inception) to December 31, 2007

NOTES TO FINANCIAL STATEMENTS	F-7

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
BIOAUTHORIZE, INC.

We have audited the accompanying balance sheet of BioAuthorize, Inc. (A Development Stage Company) as of December 31, 2007 and 2006 and the related statements of operations, changes in shareholders' deficit and cash flows for the years then ended December 31, 2007 and 2006 and for period from August 23, 2006 (inception) through December 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provided a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BioAuthorize, Inc. (A Development Stage Company) as of December 31, 2007 and 2006, and the results of their operations and its cash flows for the periods then ended December 31, 2007 and 2006 from August 23, 2006 (inception) through December 31, 2007 in conformity with accounting principles generally accepted in the United States of America.

These financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has operating and liquidity concerns, has incurred in a net losses approximately $1,518,893 during the period August 23, 2006 (inception) through December 31, 2007. These factors raise substantial doubt about the ability of the Company to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of these uncertainties. In this regard, Management is proposing to raise any necessary additional funds through loans and additional sales of its common stock. There are no assurances that the Company will be successful in raising additional capital.

JEWETT, SCHWARTZ, WOLFE & ASSOCIATES
Hollywood, Florida
April 30, 2008

2514 HOLLYWOOD BOULEVARD, SUITE 508 ● HOLLYWOOD, FLORIDA 33020 ● TELEPHONE (954) 922-5885 ● FAX (954) 922-5957
MEMBER - AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS ● FLORIDA INSTITUTE OF CERTIFIED PUBLIC
ACCOUNTANTS
PRIVATE COMPANIES PRACTICE SECTION OF THE AICPA ● REGISTERED WITH THE PUBLIC COMPANY ACCOUNTING OVERSIGHT
BOARD OF THE SEC

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BIOAUTHORIZE, INC.
(A Development Stage Company)
BALANCE SHEET

	December 31
	2007	2006
ASSETS:
CURRENT ASSETS
Cash	$484,937	$—
Prepaid expense	13,973	—
Total current assets	498,910	—

PROPERTY AND EQUIPMENT, net	79,917	—

Patent	4,521	4,425
Deposits	27,031	—
TOTAL ASSETS	$610,379	$4,425

LIABILITIES AND STOCKHOLDERS' EQUITY:

CURRENT LIABILITIES:
Accounts payable and accrued liabilites	$14,272	$—
Notes from affiliates	—	1,724
Total current liabilities	14,272	1,724

Total liabilities	14,272	1,724

COMMITMENTS AND CONTINGENCIES	—	—

STOCKHOLDERS' EQUITY:
Class A preferred stock, $.01 par value, 10,000,000 shares authorized 16,376 issued and outstanding	163	—
Common stock, $.01 par value, 20,000,000 shares authorized; 105,000 and 100,000 issued and outstanding as of December 31, 2007 and 2006, respectively	1,050	1,000
Additional paid-in capital	2,113,787	104,000
Accumulated deficit during this development stage	(1,518,893)	(102,298)
Total stockholders' equity	596,107	2,702

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$610,379	$4,425

The accompanying notes are an integral part of these financial statements.

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BIOAUTHORIZE, INC.
(A Development Stage Company)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007 AND 2006
AND FOR THE PERIOD FROM AUGUST 23, 2006 (INCEPTION) THROUGH DECEMBER 31, 2007

			For the Period
			from August 23, 2006
			(inception) through
	2007	2006	December 31, 2007

REVENUES:
Revenues	$—	$—	$—

OPERATING EXPENSES:
General and administrative expenses	1,308,461	102,298	1,410,759
Sales and marketing expenses	62,978	—	62,978
Depreciation and amortization	13,700	—	13,700
Research and development	31,944	—	31,944
Total operating expenses	1,417,083	102,298	1,519,381
OPERATING LOSS	(1,417,083)	(102,298)	(1,519,381)

OTHER (INCOME) AND EXPENSES:
Interest expense	220	—	220
Interest and dividend income	(37,626)	—	(37,626)
Other income	1,200		1,200
Loss on investments	35,718	—	35,718
Total other expense	(488)	—	(488)

NET LOSS	$(1,416,595)	$(102,298)	$(1,518,893)

NET LOSS PER SHARE:
Basic	$(13.49)	$(1.02)

Diluted	$(11.68)	$(1.02)

Basic	105,000	100,000

Diluted	121,279	100,000

The accompanying notes are an integral part of these financial statements.

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BIOAUTHORIZE, INC.
( A Development Stage Company)
STATEMENT OF STOCKHOLDER' EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006
AND FOR THE PERIOD FROM AUGUST 23, 2006 (INCEPTION) THROUGH DECEMBER 31, 2007

					Additional
	Common Stock		Class A Preferred Stock		Paid-in	Accumulated
	Shares	Amount	Shares	Amount	Capital	Deficit	Total

AUGUST 23, 2006	—	$—	—	$—	$—	$—	$—

Common stock issued for compensation	100,000	1,000	—	—	104,000	—	105,000

Net loss	—	—	—	—	—	(102,298)	(102,298)

DECEMBER 31, 2006	100,000	$1,000	—	$—	$104,000	$(102,298)	$2,702

Preferred stock issued for investment	—	—	16,279	163	1,999,837	—	2,000,000

Commong stock issued for compensation	5,000	50	—	—	9,950	—	10,000

Net loss	—	—	—	—	—	(1,416,595)	(1,416,595)

DECEMBER 31, 2007	105,000	$1,050	16,279	$163	$2,113,787	$(1,518,893)	$596,107

The accompanying notes are an integral part of these financial statements.

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BIOAUTHORIZE, INC.
( A Development Stage Company)
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006
AND FOR THE PERIOD FROM AUGUST 23, 2006 (INCEPTION) THROUGH DECEMBER 31, 2007

			For the Period
			from August 23, 2006
			(inception) to
	2007	2006	December 31, 2007
CASH FLOWS FROM OPERATING ACTIVITIES:

Net Loss	$(1,416,595)	$(102,298)	$(1,518,893)

Adjustments to reconcile net loss to net cash (used in) operating activities:
Depreciation and amortization	13,700	—	13,700
Common stock issued for compensation	10,000	100,575	110,575
Changes in assets and liabilities:			—
Accounts receivables	(13,973)		(13,973)
Deposits	(27,031)	—	(27,031)
Accrued payables and accrued liabilities	14,272	—	14,272
Net cash used in operating activities	(1,419,627)	(1,723)	(1,421,350)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of Intangible Asset	(93,714)	(4,425)	(98,138)
Net cash used in investing activities	(93,714)	(4,425)	(98,138)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from the issuance of common stock	—	4,425	4,425
Proceeds from the issuance of preferred stock	2,000,000	—	2,000,000
Proceeds and repayment from affiliates loans	(1,723)	1,723	—
Net cash provided by financing activities	1,998,277	6,148	2,004,425

INCREASE IN CASH	484,937	—	484,937
CASH, BEGINNING OF YEAR	—	—	—
CASH, END OF YEAR	$484,937	$—	$484,937

SUPPLEMENTAL CASH FLOW INFORMATION:
Income Taxes	$—	$—	$—
Interest Paid	$220	$—	$220

The accompanying notes are an integral part of these financial statements.

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BIOAUTHORIZE, INC.
Development Stage Company
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006
AND FOR PERIOD FROM AUGUST 23, 2006 (INCEPTION) THROUGH DECEMBER 31, 2007

NOTE 1 - DESCRIPTION OF BUSINESS

BioAuthorize, Inc. (“The Company”) was incorporated in the state of Colorado on August 23, 2006. The Company is a development stage company researching and developing a financial transaction vehicle. BioAuthorize is a hi-tech biometric technology company delivering voice-enabled payment authorization services to the payment processing industry.

NOTE 2 - GOING CONCERN ISSUES

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which contemplate continuation of the Company as a going concern. However, the Company has year end losses from operations and had minimal revenues from operations in 2007 and 2006. From inception through the year ended December 31, 2007, the Company has accumulated net losses of $1,518,893. Further, the Company has inadequate working capital to maintain or develop its operations, and is dependent upon funds from private investors and the support of certain stockholders.

These factors raise substantial doubt about the ability of the Company to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of these uncertainties. In this regard, Management is planning to raise any necessary additional funds through loans and additional sales of its common stock. There is no assurance that the Company will be successful in raising additional capital.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company prepares its financial statements in accordance with accounting principles generally accepted in the United States of America.  Significant accounting policies are as follows:

Basis of Presentation

The Company has produced minimal revenue from its principal business and is a development stage company as defined by the Statement of Financial Accounting Standards (SFAS) No. 7 “Accounting and Reporting by Development State Enterprises”.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements.  These estimates and assumptions also affect the reported amounts of revenues, costs and expenses during the reporting period.  Management evaluates these estimates and assumptions on a regular basis.  Actual results could differ from those estimates. These estimates and assumptions also affect the reported amounts of revenues, costs and expenses during the reporting period.  Management evaluates these estimates and assumptions on a regular basis.  Actual results could differ from those estimates.

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Revenue Recognition

Revenue includes product sales. The Company recognizes revenue from product sales in accordance with Staff Accounting Bulletin (SAB) No. 104, “Revenue Recognition in Financial Statement” which is at the time customers are invoiced at shipping point, provided title and risk of loss has passed to the customer, evidence of an arrangement exists, fees are contractually fixed or determinable, collection is reasonably assured through historical collection results and regular credit evaluations, and there are no uncertainties regarding customer acceptance.

Accounts Receivable

Substantially all of the Company’s accounts receivable balance is relate to trade receivables. Trade accounts receivable are recorded at the invoiced amount and do not bear interest. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in its existing accounts receivable. The Company will maintain allowances for doubtful accounts for estimated losses resulting from the inability of its customers to make required payments for products. Accounts with known financial issues are first reviewed and specific estimates are recorded. The remaining accounts receivable balances are then grouped in categories by the amount of days the balance is past due, and the estimated loss is calculated as a percentage of the total category based upon past history. Account balances are charged off against the allowance when it is probable the receivable will not be recovered. No allowance for doubtful accounts and bad debts were written off in December 31, 2007 and 2006 as the Company was a development stage company.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.  At December 31, 2007, cash and cash equivalents include cash on hand and cash in the bank.

Research and Development

Costs are expensed as incurred.  There was $31,944 in research and development expense for year ended December 31, 2007 as compared to $0 for year ended December 31, 2006.

Property and Equipment

Property and equipment is recorded at cost and depreciated over the estimated useful lives of the assets using principally the straight-line method. When items are retired or otherwise disposed of, income is charged or credited for the difference between net book value and proceeds realized. Ordinary maintenance and repairs are charged to expense as incurred, and replacements and betterments are capitalized.

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The range of estimated useful lives used to calculated depreciation for principal items of property and equipment are as follow:

Asset Category	Depreciation/ Amortization Period
Furniture and Fixture	3 Years
Office equipment	3 Years
Leasehold improvements	5 Years

Impairment of Long-Lived Assets

In accordance with SFAS No. 144, long-lived assets, such as property, plant, and equipment, and purchased intangibles, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Goodwill and other intangible assets are tested for impairment. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset. There were no events or changes in circumstances that necessitated an impairment of long lived assets.

Income Taxes

Deferred income taxes are provided based on the provisions of SFAS No. 109, "Accounting for Income Taxes" ("SFAS No. 109"), to reflect the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

Concentration of Credit Risk

The Company maintains its operating cash balances in banks in Phoenix, Arizona. The Federal Depository Insurance Corporation (FDIC) insures accounts at each institution up to $100,000.

Earnings Per Share

Basic earnings per share is computed by dividing net income (loss) available to common shareholders by the weighted average number of common shares outstanding during the reporting period. Diluted earnings per share reflects the potential dilution that could occur if stock options and other commitments to issue common stock were exercised or equity awards vest resulting in the issuance of common stock that could share in the earnings of the Company.  As of December 31, 2007, there were no potential dilutive instruments that could result in share dilution.

Fair Value of Financial Instruments

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties other than in a forced sale or liquidation.

The carrying amounts of the Company’s financial instruments, including cash, accounts payable and accrued liabilities, income tax payable and related party payable approximate fair value due to their most maturities.

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Recent Accounting Pronouncements

Recent accounting pronouncements that the Company has adopted or will be required to adopt in the future are summarized below.

On December 21, 2007 the Securities and Exchange Commission staff issued Staff Accounting Bulletin No. 110 (SAB 110), which, effective January 1, 2008, amends and replaces SAB 107, Share-Based Payment. SAB 110 expresses the views of the SEC staff regarding the use of a "simplified" method in developing an estimate of expected term of "plain vanilla" share options in accordance with FASB Statement No. 123(R), Share-Based Payment. Under the "simplified" method, the expected term is calculated as the midpoint between the vesting date and the end of the contractual term of the option. The use of the "simplified" method, which was first described in Staff Accounting Bulletin No. 107, was scheduled to expire on December 31, 2007. SAB 110 extends the use of the "simplified" method for "plain vanilla" awards in certain situations. The SEC staff does not expect the "simplified" method to be used when sufficient information regarding exercise behavior, such as historical exercise data or exercise information from external sources, becomes available. The Company is currently evaluating the potential impact that the adoption of SAB 110 could have on its financial statements.

In December 2007, the FASB issued SFAS No. 141(R), “Business Combinations”. This Statement replaces SFAS No. 141, Business Combinations, and requires an acquirer to recognize the assets acquired, the liabilities assumed, including those arising from contractual contingencies, any contingent consideration, and any noncontrolling interest in the acquiree at the acquisition date, measured at their fair values as of that date, with limited exceptions specified in the statement. SFAS No. 141(R) also requires the acquirer in a business combination achieved in stages (sometimes referred to as a step acquisition) to recognize the identifiable assets and liabilities, as well as the noncontrolling interest in the acquiree, at the full amounts of their fair values (or other amounts determined in accordance with SFAS No. 141(R)). In addition, SFAS No. 141(R)'s requirement to measure the noncontrolling interest in the acquiree at fair value will result in recognizing the goodwill attributable to the noncontrolling interest in addition to that attributable to the acquirer. SFAS No. 141(R) amends SFAS No. 109, Accounting for Income Taxes, to require the acquirer to recognize changes in the amount of its deferred tax benefits that are recognizable because of a business combination either in income from continuing operations in the period of the combination or directly in contributed capital, depending on the circumstances. It also amends SFAS No. 142, Goodwill and Other Intangible Assets, to, among other things, provide guidance on the impairment testing of acquired research and development intangible assets and assets that the acquirer intends not to use. SFAS No. 141(R) applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. The Company is currently evaluating the potential impact that the adoption of SFAS No. 141(R) could have on its financial statements.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements” (“SFAS No. 160”), which amends Accounting Research Bulletin 51, Consolidated Financial Statements, to establish accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. It also clarifies that anoncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. SFAS No. 160 also changes the way the consolidated income statement is presented by requiring consolidated net income to be reported at amounts that include the amounts attributable to both the parent and the noncontrolling interest. It also requires disclosure, on the face of the consolidated statement of income, of the amounts of consolidated net income attributable to the parent and to the noncontrolling interest. SFAS No. 160 requires that a parent recognize a gain or loss in net income when a subsidiary is deconsolidated and requires expanded disclosures in the consolidated financial statements that clearly identify and distinguish between the interests of the parent owners and the interests of the noncontrolling owners of a subsidiary. SFAS No. 160 is effective for fiscal periods, and interim periods within those fiscal years, beginning on or after December 15, 2008. The Company does not expect the adoption of SFAS No. 160 to have a material impact on its financial statements.

Index to Items

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”), which provides companies with an option to report selected financial assets and liabilities at fair value with the changes in fair value recognized in earnings at each subsequent reporting date. SFAS No. 159 provides an opportunity to mitigate potential volatility in earnings caused by measuring related assets and liabilities differently, and it may reduce the need for applying complex hedge accounting provisions. If elected, SFAS No. 159 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact that this statement may have on the Company results of operations and financial position, and has yet to make a decision on the elective adoption of SFAS No. 159.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" (SFAS No. 157). SFAS No. 157 provides guidance for using fair value to measure assets and liabilities. SFAS No. 157 addresses the requests from investors for expanded disclosure about the extent to which companies measure assets and liabilities at fair value, the information used to measure fair value and the effect of fair value measurements on earnings. SFAS No. 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value, and does not expand the use of fair value in any new circumstances. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and will be adopted by the Company in the first quarter of fiscal year 2009. The Company is unable at this time to determine the effect that its adoption of SFAS No. 157 will have on its results of operations and financial condition.

In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109" (FIN 48). FIN 48 clarifies the accounting for uncertainty in income taxes by prescribing the recognition threshold a tax position is required to meet before being recognized in the financial statements. It also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The cumulative effects, if any, of applying FIN 48 will be recorded as an adjustment to retained earnings as of the beginning of the period of adoption. FIN 48 is effective for fiscal years beginning after December 15, 2006, and the Company is required to adopt it in the first quarter of fiscal year 2008. The Company is currently evaluating the effect that the adoption of FIN 48 will have on its results of operations and financial condition and is not currently in a position to determine such effects, if any.

In June 2006, the FASB ratified Emerging Issues Task Force (EITF) Issue No. 06−3 (EITF 06-3), “How Taxes Collected from Customers and Remitted to Governmental Authorities Should Be Presented in the Income Statement (That Is, Gross versus Net Presentation).” EITF 06−3 applies to any tax assessed by a governmental authority that is directly imposed on a revenue producing transaction between a seller and a customer. EITF 06−3 allows companies to present taxes either gross within revenue and expense or net. If taxes subject to this issue are significant, a company is required to disclose its accounting policy for presenting taxes and the amount of such taxes that are recognized on a gross basis. EITF 06−3 is required to be adopted during the first quarter of fiscal year 2008. The Company is a development stage and taxes are currently not material to the Company’s financial statements.

Index to Items

In October 10, 2006 FASB Staff Position issued Financial Statement Position (“FSP”) FAS No. 123(R)-5 “Amended of FASB Staff Position FAS 123(R)-1 “Classification and Measurement of Freestanding Financial Instruments Originally issued in Exchange of Employee Services under FASB Statement No. 123(R)”. The FAS provides that instruments that were originally issued as employee compensation and then modified, and that modifications made to the terms of the instrument solely to reflect an equity restructuring that occurs when the holders are no longer employees, then no change in the recognition or the measurement (due to a change in classification) of those instruments will result if both of the following conditions are met: (a). There is no increase in fair value of the award (or t he ratio of intrinsic value to the exercise price of the award is preserved, that is, the holder is made whole), or the antidilution provision is not added to the terms of the award in contemplation of an equity restructuring; and (b). All holders of the same class of equity instruments (for example, stock options) are treated in the same manner. The provisions in this FSP shall be applied in the first reporting period beginning after the date the FSP is posted to the FASB website.

NOTE 4 - PROPERTY AND EQUIPMENT

The Company has fixed assets as of December 31, 2007 and 2006 as follows:

	December 31,
	2007	2006

Equipment	$93,617	$—
Accumulated depreciation	(13,700)	(—)

Total	$79,917	$—

Depreciation Expense is $13,700 for December 31, 2007 compared to $0.00 for December 31, 2006.

NOTE 6 – SHARE CAPITAL

On August 23, 2006, the Company authorized 20,000,000 shares of common stock, at $.01 par value and as of December 31, 2007 105,000 common shares were issued and outstanding. In August 23, 2006, the Company authorized 10,000,000 of preferred shares at a par value of .01 and 16,376 shares were issued and outstanding as of December 31, 2007.

During the year ended December 31, 2006, the Company has issued shares of its common stock as consideration to officers and directors for the fair value of the services rendered. The value of those shares is determined based on the value of the stock at the dates on which the agreements were into for the services and the value of services rendered. During the year ended December 31, 2007, the Company granted to consultants, 100,000 shares of common stock valued in the aggregate at $50,000 with a strike price of the agreement value since the Company was not trading its common stock. The stock issued for services includes $50,000 of the compensation for services rendered in accordance with the consultant respective agreements.

Index to Items

During the year ended December 31, 2007, the Company has issued shares of its common stock as consideration to consultants for the fair value of the services rendered. The value of those shares is determined based on the trading value of the stock at the dates on which the agreements were into for the services and the value of services rendered. During the year ended December 31, 2007, the Company granted to consultants, 5,000 shares of common stock valued in the aggregate at $10,000 with a strike price of per agreement value since the Company was not trading its common stock. The stock issued for services includes $10,000 of the compensation for services rendered in accordance with the consultant respective agreements.

NOTE 7 - INCOME TAXES

The provision (benefit) for income taxes from continued operations for the years ended December 31, 2007 and 2006 consist of the following:

	December 31,
	2007	2006
Current:
Federal	$—	$—
State	—	—
	—	—
Deferred:
Federal	$453,310	$32,735
State	127,493	9,207
	580,803	41,942
Benefit from the operating loss carryforward	(580,803)	(41,942)

(Benefit) provision for income taxes, net	$—	$—

NOTE 7 - INCOME TAXES - Continued

The difference between income tax expense computed by applying the federal statutory corporate tax rate and actual income tax expense is as follows:

	December 31,
	2007	2006

Statutory federal income tax rate	34.0%	34.0%
State income taxes and other	8.9%	8.9%

Effective tax rate	42.9%	42.9%

Index to Items

Deferred income taxes result from temporary differences in the recognition of income and expenses for the financial reporting purposes and for tax purposes. The tax effect of these temporary differences representing deferred tax asset and liabilities result principally from the following:

	December 31,
	2007	2006

Net operating loss carryforward	580,803	41,942
Valuation allowance	(580,803)	(41,942)

Deferred income tax asset	$—	$—

The Company has a net operating loss carryforward of approximately $622,745 available to offset future taxable income through 2026.

NOTE 8 - COMMITMENTS AND CONTINGENCIES

The Company has entered into various consulting agreements with outside consultants. However, certain of these agreements included additional compensation on the basis of performance. The consulting agreement are with key shareholders that are instrumental to the success of the company and its development of it product.

NOTE 9 - RELATED PARTY TRANSACTIONS

The Company is managed by its key shareholders.

NOTE 10 - NET LOSS PER SHARE

Restricted shares and warrants are included in the computation of the weighted average number of shares outstanding during the periods. The net loss per common share is calculated by dividing the consolidated loss by the weighted average number of shares outstanding during the periods.

NOTE 11 - SUBSEQUENT EVENTS

The Company has terminated its agreement with Blue Car related to the acquisition and stock issued and a percentage of the common stock issued to Blue Car has been surrendered back to the Company.

* * * * * *

Index to Items

Exhibit 9.01 (b) Pro Forma Unaudited Condensed Consolidated Balance Sheet and Statement of Operations

PRO FORMA UNAUDITED CONDENSED CONSOLIDATED FINANCIAL INFORMATION
Balance Sheet as of December 31, 2008

The following pro forma unaudited consolidated financial information gives effect to the sale of assets and the share exchange.     This pro forma balance sheet assumes the transactions occurred as of December 31, 2008. The pro forma unaudited consolidated financial information is presented for illustrative purposes only. It is not necessarily indicative of the operating results or financial position that would have occurred if the asset sale and share exchange had been consummated at the beginning of the period indicated, nor is such information indicative of the future operating results or financial position of BioAuthorize Inc. after the asset sale and share exchange.

			Consolidated
			BioAuthorize
			Inc. with
			Gensis Holdings
	BioAuthorize, Inc.	Genesis Holdings, Inc.	Inc.

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$5,726	2,290	$8,016
Accounts receivable, net	218,732	87,493	134,437
Total Current Assets	224,458	89,783	142,453

Investment in Subsidary			—
Property and equipment, net	3,465	1,386	4,852
Total Assets	$227,923	91,169	147,305

LIABILITIES AND SHAREHOLDERS' DEFICIENCY

CURRENT LIABILITIES
Accounts payable and accrued liabilities	$287,910	115,164	403,074
Payroll taxes payable	41,375	16,550	57,925
Total Current Liabilities	329,285	131,714	460,999

Note Payable - affiliates	48,407	19,363	67,770
Total Liabilities	377,692	151,077	528,769

Shareholders' Deficiency
BIOAUTHORIZE, INC.
Class A preferred stock, $.01 par value, 10,000,000 shares authorized 16,376 issued and outstanding as of December 31, 2008	163		163
Common stock, $.01 par value, 20,000,000 shares authorized; 105,000 as of December 31, 2008	1,050		1,050
GENEIS HOLDINGS, INC.
Common stock, $.001 par value, 25,000,000 shares authorized, 21,780,226 issued and outstanding as of December 31, 2008		21,780	21,780

Additional paid-in capital	221,787		221,787
Retained Earnings (Accumulated deficit)	(322,769)	(81,688)	(626,243)
Total Shareholders' Deficiency	(99,769)	(59,908)	(381,463)

Total Liabilities & Shareholders' Deficiency	$277,923	91,169	$147,305

Index to Items

PRO FORMA UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
State of Operations December 31, 2008

The following pro forma unaudited consolidated financial information gives effect to the sale of assets and the share exchange. This pro forma balance sheet assumes the transactions occurred as of December 31, 2008. The pro forma unaudited consolidated financial information is presented for illustrative purposes only. It is not necessarily indicative of the operating results or financial position that would have occurred if the asset sale and share exchange had been consummated at the beginning of the period indicated, nor is such information indicative of the future operating results or financial position of BioAuthorize, Inc. after the asset sale and share exchange.

			Consolidated
			BioAuthorize, Inc.
			With Gensis
	BioAuthorize	Gensis Holdings,Inc.	Holdings, Inc.

NET REVENUES	$—	$175,000	$175,000
COST OF SALES		110,250	110,250
GROSS PROFIT		64,750	64,750

OPERATING EXPENSES:
Sales and marketing	21,563	8,625	30,189
General and administrative	1,204,561	81,824	1,286,385
Reserch and deveopment expenses	30,954	—	30,954

INCOME FROM OPERATIONS	(1,226,124)	(25,699)	(1,316,574)

Other expenses/(Income):
Interest Income	(6,529)	(2,611)	(9,140)
Interest Expense	51	20	71
Total other expenses, net	(6,478)	(2,591)	(9,069)

LOSS BEFORE INCOME TAXES	(1,219,646)	(23,108)	(1,307,504)

INCOME TAX (BENEFIT) PROVISION	—	—	—

NET LOSS	$(1,219,646)	$(23,108)	$(1,307,504)

NET LOSS PER SHARE:

Basic:	$(11.62)	$(0.00)	$(0.06)
Diluted:	$(10.06)	$(0.00)	$(0.06)

Basic:	105,000	21,780,226	21,780,226
Diluted:	121,279	21,780,226	21,780,226

Index to Items

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS HOLDINGS, INC.

Dated: May 5, 2008	By:	/s/ Yada Schneider
Yada Schneider,
President and CEO

EXHIBIT INDEX

Exhibit No.	Description

2.1
Share Exchange Agreement dated February 18, 2008 by and among the Company, BioAuthorize and the BioAuthorize Shareholders list on Exhibit A to the Agreement. (Incorporated by reference to Exhibit 2.1 to the Form 8-K filed by the Company on February 22, 2008.)

2.2
Share Exchange Agreement dated February 18, 2008 by and among the Company, Genesis Land, Inc. and the Bankston Third Family Limited Partnership. (Incorporated by reference to Exhibit 2.2 to the Form 8-K filed by the Company on February 22, 2008.)